UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________________________________________

FORM 8-K

CURRENT REPORT

 _______________________________________________

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 _______________________________________________

Date of Report (Date of earliest event reported):  March 26, 2018 (March 22, 2018)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer Compensatory Arrangements of Certain Officers.

ServiceMaster Global Holdings, Inc. (the “Company”) reported today that Timothy M. Haynes, President, American Home Shield, tendered his resignation on March 22, 2018, with such resignation to be effective as of April 6, 2018. The Company issued a press release this morning on the subject, and a copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued March 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

March 26, 2018	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued March 26, 2018.